RBC FUNDS TRUST

RBC Money Market Fund

U.S. Government Money Market Fund

(the “Fund”)

Supplement dated November 9, 2017 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated January 9, 2017 (as may be supplemented from time to time)

This Supplement provides additional information beyond that contained in the

Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Effective immediately, RBC Select Class Shares and RBC Reserve Class Shares of the Fund are no longer offered and purchases of RBC Select Class Shares and RBC Reserve Class Shares will no longer be accepted. All references to RBC Select Class Shares and RBC Reserve Class Shares are hereby removed from the Prospectus and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE